Exhibit 99.1

For Immediate Release

BMC Notified That Elliott Has Acquired Over 5% of the Company

HOUSTON, May 14, 2012 – BMC Software, Inc. (NASDAQ: BMC) (the “Company” or “BMC”), the recognized leader in Business Service Management, today announced that Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”) notified the Company that it had acquired beneficial ownership of more than 5% of BMC’s common stock and would soon be filing a Schedule 13D with the Securities and Exchange Commission. Elliott has also notified the Company of its intent to nominate a slate of five nominees to stand for election at the Company’s 2012 Annual Meeting of Stockholders. Elliott has informed the Company that the nomination of its slate is in connection with its proposal that the Board form a special committee to pursue a sale of the Company.

The Company said that its Board has considered Elliott’s proposal that the Board form a special committee to pursue a sale of the Company and unanimously determined that such proposal is not in the best interests of the stockholders of the Company and that now is not the right time to pursue such a sale.

Bob Beauchamp, BMC’s chairman and chief executive officer, said “As a public company, we are always open to any alternative that fully reflects the value and prospects of the Company. We do not believe the Elliott proposal is in the best interests of our stockholders.”

BMC has a strong, independent Board of proven leaders with a range of relevant business and financial experience and expertise, all of whom are well qualified to further advance the interests of the Company’s stockholders, employees and customers. BMC ended fiscal year 2012 on a positive note with renewed momentum in several key areas. During the quarter, BMC’s ESM business generated solid sequential growth of twenty one percent in license bookings, and the Company aggressively grew its cloud and software as a service, SaaS, businesses with a large number of new wins. Importantly, for fiscal 2012 the Company grew non-GAAP operating income by six percent, non-GAAP diluted earnings per share by nine percent, cash flow from operations by five percent and revenues by five percent.

Additionally, the Company posted the following key results for fiscal 2012 and the fourth fiscal quarter:

•	In the fourth quarter, BMC’s SaaS bookings nearly tripled and its cloud-related license bookings nearly doubled on a year-over-year basis.

•	The Company’s overall ESM sales force capacity rose 20 percent for the year, excluding the impact from the acquisition of Numara.

•	MSM total bookings rose six percent for the full fiscal year with nearly 550 new product placements to new and existing customers.

•	Services revenue grew 10 percent for the fourth quarter and 21 percent for the full fiscal year.

BMC is executing on its strategic plan and is well positioned to capture the growing demand among enterprises for a comprehensive, heterogeneous and seamlessly integrated IT management platform.

With respect to the consideration of director candidates, the Corporate Governance & Nominating Committee of BMC’s Board of Directors will follow the Company’s policies and procedures for considering director candidates recommended by stockholders and will respond in due course.

BMC recommends that stockholders defer making any determination with respect to the proposals until they have been advised of the Board’s position.

Morgan Stanley & Co. LLC is serving as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to the Company.

Business Runs on IT. IT Runs on BMC Software.

More than 25,000 IT organizations – from the Global 100 to the smallest businesses – in over 120 countries rely on BMC Software to manage their business services and applications across distributed, mainframe, virtual and cloud environments. With the leading Business Service Management platform, Cloud Management, and the industry’s broadest choice of IT management solutions, BMC helps customers cut costs, reduce risk and achieve business objectives. For the four fiscal quarters ended March 31, 2012, BMC revenue was approximately $2.2 billion. For more information about BMC Software (NASDAQ: BMC), please visit www.bmc.com.

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BMC, BMC Software, and the BMC Software logo are the exclusive properties of BMC Software Inc., are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other BMC trademarks, service marks, and logos may be registered or pending registration in the U.S. or in other countries. All other trademarks or registered trademarks are the property of their respective owners. © Copyright 2012 BMC Software Inc.

FORWARD LOOKING STATEMENTS

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are identified by the use of the words “believe,” “expect,” “anticipate,” “estimate,” “will,” “contemplate,” “would” and similar expressions that contemplate future events. Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Numerous important factors, risks and uncertainties, including, but not limited to, those contained in our documents and reports filed with the Securities and Exchange Commission (SEC), affect our operating results and could cause our actual results, levels of activity, performance or achievement to differ materially from the results expressed or implied by these or any other forward-looking statements made by us or on our behalf. There can be no assurance that future results will meet expectations. You should carefully review the cautionary statements described in the documents and reports we file from time to time with the SEC, specifically our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Information contained on our website is not part of this Press Release.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Press Release, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

CERTAIN INFORMATION REGARDING PARTICIPANTS

BMC Software, Inc. (“BMC”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from BMC shareholders in connection with the matters to be considered at BMC’s 2012 Annual Meeting. BMC intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from BMC shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with BMC’s 2012 Annual Meeting. Additional information can also be found in BMC’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 10, 2012. To the extent holdings of BMC securities have changed since the amounts printed in the proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by BMC with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investors section of our corporate website at http:// investors.bmc.com.

Contacts

Investors:

Derrick Vializ

BMC Software, Inc.

713-918-1805

derrick_vializ@bmc.com

or

Thomas Germinario / Jordan Kovler / Richard Grubaugh

D.F. King & Co., Inc.

212-269-5550

Media:

Joele Frank / Andy Brimmer / Matthew Sherman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4499